Leased Properties	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
Leased Properties	Leased Properties
The Company primarily leases real estate for certain retail stores, distribution centers, office space and land. The Company also leases equipment (primarily vehicles).
Most real estate leases include one or more options to renew, with renewal terms that generally can extend the lease term from one to 20 years or more. The exercise of lease renewal options is at the Company's discretion. The Company evaluates renewal options at lease inception and on an ongoing basis, and includes renewal options that it is reasonably certain to exercise in its expected lease terms when classifying leases and measuring lease liabilities. Lease agreements generally do not require material variable lease payments, residual value guarantees or restrictive covenants.
The table below presents the locations of the operating lease assets and liabilities on the consolidated balance sheets as of December 31, 2019:

	Balance Sheet Line Item	December 31, 2019
Operating lease assets	Operating lease assets	$995,667

Operating lease liabilities:
Current operating lease liabilities	Other current liabilities	$255,207
Noncurrent operating lease liabilities	Operating lease liabilities	756,519
Total operating lease liabilities		$1,011,726
The depreciable lives of operating lease assets and leasehold improvements are limited by the expected lease term.
The Company's leases generally do not provide an implicit rate, and therefore the Company uses its incremental borrowing rate as the discount rate when measuring operating lease liabilities. The incremental borrowing rate represents an estimate of the interest rate the Company would incur at lease commencement to borrow an amount equal to the lease payments on a collateralized basis over the term of a lease within a particular currency environment. The Company used incremental borrowing rates as of January 1, 2019 for operating leases that commenced prior to that date.
The Company's weighted average remaining lease term and weighted average discount rate for operating leases as of December 31, 2019 are:

Weighted average remaining lease term (in years)	5.5
Weighted average discount rate	2.82%
The table below reconciles the undiscounted future minimum lease payments (displayed by year and in the aggregate) under noncancelable operating leases with terms of more than one year to the total operating lease liabilities recognized on the consolidated balance sheets as of December 31, 2019:

2020	$281,535
2021	236,652
2022	179,256
2023	127,058
2024	81,226
Thereafter	186,454
Total undiscounted future minimum lease payments	1,092,181
Less: Difference between undiscounted lease payments and discounted operating lease liabilities	80,455
Total operating lease liabilities	$1,011,726
Operating lease payments include $55,055 related to options to extend lease terms that are reasonably certain of being exercised.
Operating lease costs (as defined under ASU 2016-02) were $310,028 for the year ended December 31, 2019. Operating lease costs are included within selling, administrative and other expenses on the consolidated statements of income and comprehensive income. Short-term lease costs, variable lease costs and sublease income were not material for the periods presented.
Rental expense for operating leases (as defined prior to the adoption of ASU 2016-02) was approximately $334,000 and $278,000 for 2018 and 2017, respectively.
Cash paid for amounts included in the measurement of operating lease liabilities was $311,170 for the year ended December 31, 2019, and this amount is included in operating activities in the consolidated statements of cash flows. Operating lease assets obtained in exchange for new operating lease liabilities were $330,103 for the year ended December 31, 2019.